Income Tax Matters - Significant Components of Income Tax Expense (Benefit) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Current tax expense (benefit):
Federal	$ 11	$ (98)	$ 1,243
State	44	2	256
Total	55	(96)	1,499
Deferred tax expense (benefit):
Federal	458	285	(946)
State	135	153	(188)
Total	593	438	(1,134)
Net provision for income taxes	$ 648	$ 342	$ 365